                                                                    EXHIBIT 11.1

                          AMERICA WEST AIRLINES, INC.

               COMPUTATION OF NET INCOME (LOSS) PER COMMON SHARE
                     (IN THOUSANDS EXCEPT PER SHARE AMOUNT)

                            REORGANIZED          |
                              COMPANY            |                                 PREDECESSOR COMPANY
                    ---------------------------- |  -------------------------------------------------------------------------------
                       THREE                     |     THREE      PERIOD FROM
                      MONTHS        PERIOD FROM  |    MONTHS       JANUARY 1
                       ENDED        AUGUST 26 TO |     ENDED          TO
                     MARCH 31,      DECEMBER 31  |   MARCH 31,     AUGUST 25                  YEARS ENDED DECEMBER 31,
                    -----------     ------------ |  -----------   -----------   ---------------------------------------------------
                        1995             1994    |      1994          1994          1993          1992          1991          1990
                    -----------     ------------ |  -----------   -----------   -----------   -----------   -----------   ---------
                                                <|C>
Primary Earnings                                 |
 Per Share                                       |
 Computation for                                 |
 Statements of                                   |
  Operations:                                    |
  Income (loss)                                  |
  before extraordinary                           |
    item......       $  5,210       $  7,846     | $ 15,175     $ (203,268)   $  37,165      $ (131,761)    $ (222,016)   $ (76,695)
  Adjustment for                                 |
   interest on debt                              |
   reduction...           --              --     |       --          2,584        4,210            --            --            --
  Preferred stock                                |
   dividend                                      |
   requirement...         --              --     |    1,172            --             --        (1,672)       (1,673)       (1,673)
                     --------     ------------   |-----------   -----------   -----------   -----------   -----------   -----------
   Income (loss)                                 |
    applicable to                                |
    common stock                                 |
    before extraordinary                         |
    item......       $  5,210          7,846     |$ 16,347       (200,684)       41,375       (133,433)     (223,689)      (78,368)
  Extraordinary item,                            |
   tax benefit...          --             --     |     --              --            --            --             --            --
  Extraordinary item,                            |
     net.......           --              --     |       --       257,660             --            --            --         2,024
                  -----------     ------------   |-----------   -----------   -----------   -----------   -----------   -----------
   Income (loss)                                 |
    applicable to                                |
    common stock..   $  5,210       $  7,846     |$  16,347      $  56,976      $  41,375    $  (133,433)  $  (223,689)  $  (76,344)
                   ==========     ==========     |=========     ==========      =========       ========      ========    =========
 Weighted average                                |
  number of                                      |
  shares common                                  |
  outstanding...   45,165,959      45,126,899    |25,291,260    25,470,671     24,480,487    23,914,298    21,533,992    18,395,970
 Asumed exercisesd                               |
  of stock options                               |
  and warrants(a).        --              --     | 3,861,469     3,079,258      3,044,504           --           --            --
                    --------     ------------    |----------   -----------   -----------   -----------   -----------   -----------
 Weighted average                                |
  common number                                  |
  of shares                                      |
  outstanding as                                 |
  adjusted....     45,165.959      45,126,899    |29,152,729    28,549,929     27,524,991     23,914,298    21,533,992    18,395,970
                   ==========      ==========    |==========    ==========     ==========     ==========    ==========    ==========
Primary earnings                                 |
 per common share:                               |
 Income (loss)                                   |
  before extraordinary                           |
  item........     $    0.12       $    0.17     | $   0.56      $  (7.03)      $   1.50     $   (5.58)     $  (10.39)     $  (4.26)
 Extraordinary                                   |
   item........           --              --     |       --          9.02             --            --            --           0.11
                  -----------     ------------   |-----------   -----------   -----------   -----------   -----------   -----------
 Net income                                      |
   (loss)......  $      0.12     $      0.17     | $   0.56    $     1.99    $      1.50   $     (5.58)  $    (10.39)  $     (4.15)
                 ===========     ===========     |=========    ==========    ===========   ===========   ===========   ===========
 Income (loss)                                   |
  before extraordinary                           |
  item........    $   5,210       $   7,846      |                                         $  (131,761)   $  (222,016)  $  (76,695)
 Preferred stock                                 |
  dividend                                       |
  requirement...           --              --    |                                              (1,672)        (1,673)      (1,673)
 Interest adjustment                             |
  net of taxes..      1,168             870      |                                               4,964          4,408        2,818
                    -------      -----------     |                                           ---------       --------     --------
 Income (loss)                                   |
  applicable to                                  |
  common stock                                   |
  before extraordinary                           |
  item........       6,378            8,716      |                                            (128,469)      (219,281)     (75,550)
 Extraordinary                                   |
  item, tax                                      |
  benefit.....          --              --       |                                               2,756          2,448        1,490
 Extraordinary                                   |
   item, net...         --              --       |                                                --            --           2,024
                   --------        --------      |                                            -------         -------       -------
 Income (loss)                                   |
  applicable to                                  |
  common stock.. $   6,378        $   8,716      |                                         $  (125,713)   $  (216,833)  $  (72,036)
                 =========        =========      |                                         ===========    ===========   ===========
Weighted average                                 |
 number of                                       |
 common shares                                   |
 outstanding...  45,165,959      45,126,899      |                                          23,914,298     21,533,992   18,395,970
 Assumes exercise                                |
  of stock options                               |
  and warrants..  2,787,975       2,011,352      |                                           7,383,922      6,704,746    4,922,120
                  ---------      ----------      |                                           ---------       --------    ---------
 Weighted average                                |
  number of common                               |
  shares as                                      |
  adjusted....   47,953,934      47,138,251      |                                         31,298,220     28,238,738    23,318,090
                 ==========      ==========      |                                         ==========     ==========    ==========
Primary earnings                                 |
 per common share:                               |
 Income (loss)                                   |
  before                                         |
  extraordinary                                  |
  item........           --              --      |                                               0.09          0.09          0.15
                 -----------     ------------    |                                         -----------   -----------   -----------
 Net income                                      |
   (loss)(b)... $     0.13      $     0.18       |                                        $    (4.01)    $   (7.68)    $    (3.09)
                ==========      ==========       |                                        ==========     =========     ==========

                                                                    EXHIBIT 11.1

                          AMERICA WEST AIRLINES, INC.

                   COMPUTATION OF NET INCOME (LOSS) PER SHARE
                     (IN THOUSANDS EXCEPT PER SHARE AMOUNT)

                                  REORGANIZED COMPANY     |       PREDECESSOR COMPANY
                              --------------------------  |   ---------------------------
                                THREE                     |     THREE      PERIOD FROM
                                MONTHS      PERIOD FROM   |     MONTHS       JANUARY 1
                                ENDED      AUGUST 26 TO   |     ENDED          TO
                               MARCH 31,    DECEMBER 31   |    MARCH 31,     AUGUST 25
                             -----------   ------------   |  -----------   -----------
                                1995           1994       |     1994          1994
                             -----------   ------------   |  -----------   -----------
                                                          |
Fully Diluted  Earnings                                   |
 Per Share                                                |
 Computation for                                          |
  Statements of                                           |
   Operations:                                            |
  Income (loss) before                                    |
   extraordinary items.     $    5,210   $     7,846      | $   15,175    $ (203,268)
  Adjustment for                                          |
   interest on debt                                       |
   reduction...........          1,097           870      |      1,136         2,520
  Preferred stock                                         |
   dividend requirement.                          --      |         --            --
                             -----------   ------------   |  -----------   -----------
  Income (loss)                                           |
   applicable to common                                   |
   stock before                                           |
   extraordinary items.         6,307          8,716      |     16,311      (200,748)
   Extraordinary items,                                   |
    tax benefit........           --              --      |        --             --
   Extraordinary items.           --              --      |        --        257,660
                            -----------    ---------      | -----------    ---------
   Net income (loss)...    $   6,307       $   8,716      |  $  16,311    $   56,912
                           =========      ==========      |  =========    ==========
   Weighted average                                       |
    number of common                                      |
    shares outstanding.   45,165,959      45,126,899      | 25,291,260    25,470,671
   Assumed exercise                                       |
    of stock                                              |
    options and                                           |
    warrants(a).......     2,787,975       2,011,352      |  3,861,490     3,079,258
                         -----------    ------------      |  ---------   -----------
   Weighted average                                       |
    number of common                                      |
    shares outstanding                                    |
    as adjusted.....      47,953,934      47,138,251      | 29,152,729    28,549,929
                          ==========      ==========      | ==========    ==========
 Fully diluted                                            |
  income (loss) per                                       |
  common share:                                           |
  Income (loss) before                                    |
   extraordinary items.   $    0.13      $     0.18       | $    0.56    $    (7.03)
   Extraordinary items.          --             --        |        --          9.02
                         -----------     ------------     |-----------    ----------
   Net income (loss)..    $    0.13      $     0.18       | $    0.56(b) $     1.99
                           ========     ===========       | ==========     =========
Additional Fully                                          |
 Diluted Computation:                                     |
 Additional adjustment                                    |
   to net income (loss)                                   |
   as adjusted per                                        |
   fully diluted                                          |
   computation above                                      |
  Income (loss) before                                    |
   extraordinary items                                    |
   as adjusted per                                        |
   fully diluted                                          |
   computation above.     $   5,210     $     7,846       | $  15,175     $ (203,268)
   Add -- Interest on                                     |
    7.75% subordinated                                    |
    debenture, net of                                     |
    taxes............            --             --        |       --             --
   Add -- Interest on                                     |
    7.5% subordinated                                     |
    debenture, net of                                     |
    taxes............            --             --        |       --             --







                                                 PREDECESSOR COMPANY
                           ----------------------------------------------------------
                                                YEARS ENDED DECEMBER 31,
                           -----------------------------------------------------------
                               1993            1992            1991            1990
                           -----------     -----------     -----------     -----------
Fully Diluted Earnings
 Per Share
 Computation for
 Statements of
 Operations:
 Income (loss) before
  extraordinary items...   $    37,165     $  (131,761)    $  (222,016)    $   (76,695)
  Adjustment for
   interest on debt
   reduction...                  5,812              --              --              --
  Preferred stock
   dividend requirement..           --          (1,672)         (1,673)         (1,673)
                            -----------     -----------     -----------     -----------
  Income (loss)
   applicable to common
   stock before
   extraordinary items..        42,977        (133,433)       (223,689)        (78,368)
   Extraordinary items,
    tax benefit...                 --              --              --            2,024
   Extraordinary items..           --              --              --              --
                            -----------     -----------     -----------     -----------
   Net income (loss)...     $   42,977     $  (133,433)    $  (223,689)    $   (76,344)
                            ==========     ============    ===========     ===========
  Weighted average
   number of common
   shares outstanding..     24,480,487      23,914,298      21,533,992      18,395,970
  Assumed exercise
   of stock options
   and warrants(a).....     4,240,761              --              --              --
                          -----------     -----------     -----------     -----------
  Weighted average
   number of common
   shares outstanding
   as adjusted.......      28,721,248      23,914,298      21,533,992      18,395,970
                           ==========      ==========      ==========      ==========
 Fully diluted
  income (loss) per
  common share:
  Income (loss) before
   extraordinary items.  $      1.50      $     (5.58)    $    (10.39)    $     (4.26)
   Extraordinary items.           --               --              --            0.11
                         -----------      -----------      -----------     -----------
   Net income (loss)...  $      1.50(b)   $     (5.58)    $    (10.39)    $     (4.15)
                         ===========      ===========     ===========     ===========
Additional Fully
 Diluted Computation:
 Additional adjustment
  to net income (loss)
  as adjusted per
  fully diluted
  computation above
  Income (loss) before
   extraordinary items
   as adjusted per
   fully diluted
   computation above..   $    37,165      $  (131,761)    $  (222,016)    $   (76,695)
   Add -- Interest on
    7.75% subordinated
    debenture, net of
    taxes..                      --              --               869           1,829
   Add -- Interest on
    7.5% subordinated
    debenture, net of
    taxes..                      --              --               806           1,712

                                                                    EXHIBIT 11.1

                          AMERICA WEST AIRLINES, INC.

           COMPUTATION OF NET INCOME (LOSS) PER SHARE -- (CONTINUED)
                     (IN THOUSANDS EXCEPT PER SHARE AMOUNT)

                                   REORGANIZED COMPANY       |       PREDECESSOR COMPANY
                               ---------------------------   |     -------------------------
                                  THREE                      |        THREE         PERIOD
                                  MONTHS        PERIOD FROM  |        MONTHS       JANUARY 1
                                  ENDED        AUGUST 26 TO  |        ENDED          TO
                                 MARCH 31,      DECEMBER 31  |       MARCH 31,     AUGUST 25
                               -----------     ------------  |     -----------   -----------
                                  1995             1994      |        1994          1994
                               -----------     ------------  |     -----------   -----------
                                                             |
   Add -- Interest on 11.5%                                  |
    subordinated debentures,                                 |
    net of taxes............          --           --        |           --            --
   Add interest on debt                                      |
    reduction, net of taxes..       1,097         870        |        1,136        2,520
                                  -------     -------        |       ------       ------
   Income (loss) before                                      |
    extraordinary items as                                   |
    adjusted................        6,307       8,716        |       16,311     (200,748)
   Extraordinary items......           --          --        |          --       257,660
                                -----------    ---------     |     --------   ---------
   Net income (loss).......     $   6,307     $  8,716       |     $ 16,311   $   56,912
                                =========     ========       |     ========   ==========
Additional adjustment to                                     |
 weighted average number                                     |
 of shares outstanding                                       |
                                                             |
Weighted average number                                      |
 of shares outstanding                                       |
 as adjusted per fully                                       |
 diluted computation                                         |
 above.....................    47,953,934   47,138,251       |   29,152,729   28,549,929
 Additional dilutive effect                                  |
  of outstanding options                                     |
   and warrants............          --            --        |          --           --
 Additional dilutive effect                                  |
  of assumed conversion of                                   |
  preferred stock:                                           |
  Series A 9.75%...........          --            --        |          --           --
  Series B 10.5%...........          --            --        |          --           --
  Series C 9.75%...........          --            --        |       73,099       73,099
 Additional dilutive effect                                  |
  of assumed conversion of                                   |
  7.75% subordinated debenture.      --            --        |    2,257,558    2,257,558
 Additional dilutive effect                                  |
  of assumed conversion of                                   |
  7.5% subordinated debenture.       --            --        |    2,264,932    2,264,932
 Additional dilutive effect                                  |
  of assumed conversion of                                   |
 11.5% subordinated debenture.       --            --        |    7,306,865    7,306,865
                              -----------     ---------      |    ---------    ---------
 Weighted average number of                                  |
  common shares outstanding                                  |
   as adjusted...............  47,953,934    47,138,251      |   41,055,183   40,452,383
                               ==========    ==========      |   ==========   ==========
Fully diluted income (loss)                                  |
 per common share:                                           |
 Income (loss) before                                        |
 extraordinary items...       $     0.13     $     0.18      |   $     0.40   $   (4.96)
 Extraordinary items...               --            --       |          --         6.37
                             ------------   -----------      |   ----------  -----------
 Netincome (loss)...          $     0.13(b)  $    0.18(b)    |   $     0.40  $     1.41
                              ===========    =========       |   =========  ===========


                                                           PREDECESSOR COMPANY
                                  --------------------------------------------------------------
                                                       YEARS ENDED DECEMBER 31,
                                   -----------------------------------------------------------
                                       1993            1992            1991            1990
                                  -----------     -----------     -----------     -----------
   Add -- Interest on 11.5%
    subordinated debentures,
    net of taxes...                     --              --           3,506           7,629
   Add interest on debt
    reduction, net of taxes..        5,812           4,964           4,352           2,777
                               -----------     -----------     -----------     -----------
  Income (loss) before
   extraordinary items as
   adjusted..................       42,977        (126,797)       (212,483)        (62,748)
  Extraordinary items........           --           2,756           5,293           9,399
                                -----------     -----------     -----------     -----------
  Net income (loss)..........   $   42,977     $  (124,041)    $  (207,190)    $   (53,349)
                               ===========     ===========     ===========     ===========
Additional adjustment to
 weighted average number
 of shares outstanding

Weighted average number of
 shares outstanding
 as adjusted per fully
 diluted computation above..    28,721,248      23,914,298      21,533,992      18,395,970
Additional dilutive effect
 of outstanding options
 and warrants.                         --        7,383,922       6,704,746       5,266,266
 Additional dilutive effect
  of assumed conversion of
  preferred stock:
  Series A  9.75%...                   --              --              --              --
  Series B 10.5%...               851,294       1,164,596        1,164,596       1,164,596
  Series C 9.75%...                73,099          73,099           73,099          73,099
 Additional dilutive effect
  of assumed conversion of
  7.75% subordinated debenture. 2,263,007       2,278,151        2,483,528       2,735,200
 Additional dilutive effect
  of assumed conversion of
  7.5% subordinated debenture.  2,272,548       2,291,607        2,347,604       2,551,060
 Additional dilutive effect
  of assumed conversion of
  11.5% subordinated debenture. 7,328,201       7,486,391        9,081,162       9,866,509
                              -----------     -----------     -----------      -----------
 Weighted average number of
  common shares outstanding
  as adjusted.............     41,509,397     44,592,064        43,388,727      40,052,700
                               ==========     ==========        ==========      ==========
Fully diluted income (loss)
  per common share:
 Income (loss) before
  extraordinary items.....    $    1.04     $     (2.84)      $     (4.90)     $    (1.57)
 Extraordinary items...              --            0.06              0.12            0.23
                             -----------     -----------     -----------     -----------
 Net income (loss)....        $    1.04     $     (2.78)(b)   $     (4.78)(b)  $    (1.34)(b)
                              =========     ===========       ==========      ==========

                                       3